UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2017

TELEPHONE AND DATA SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-14157	36-2669023
(State or other jurisdiction of	(Commission	(I.R.S. Employer Identification No.)
incorporation or organization)	File Number)

30 North LaSalle Street, Suite 4000, Chicago, Illinois 60602
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code: (312) 630-1900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

□		Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

□		Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

□		Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

□		Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements for Certain Officers

Pursuant to Item 5.02(e) of Form 8-K, Telephone and Data Systems, Inc. (“TDS”) is filing this Form 8-K to report the amount of bonuses paid to its named executive officers in 2017 with respect to 2016 performance.

Officers are not entitled to any bonus unless and until paid.

In accordance with Instruction 4 of Item 5.02, the below named executive officers include the persons who were identified as named executive officers in TDS’ most recent proxy statement filing with the SEC on April 13, 2016, and who will continue to be identified as named executive officers in the 2017 proxy statement.

The following amounts of bonuses were paid to the below named executive officers beginning on March 9, 2017 relating to 2016 performance:

	LeRoy T. Carlson, Jr.	Kenneth R. Meyers	Douglas D. Shuma	Scott H. Williamson	David A. Wittwer
Bonus Paid in 2017 for 2016 Performance	$1,217,400	$1,007,200	$283,500	$399,900	$586,100

The above shows the entire amount of the bonus paid, whether or not some or all of such bonus has been deferred and whether or not some portion of such amount will be reported as non-equity incentive plan compensation in the 2017 proxy statement.

TDS established guidelines and procedures for awarding bonuses to the President and CEO, LeRoy T. Carlson, Jr.  These guidelines and procedures were filed by TDS as Exhibit 10.1 to TDS' Form 8-K dated November 18, 2009.  U.S. Cellular established guidelines and procedures for awarding bonuses to the President and CEO, Kenneth R. Meyers.  These guidelines and procedures were filed by U.S. Cellular as Exhibit 10.2 to U.S. Cellular's Form 8-K dated August 19, 2014.

TDS established the 2016 Officer Bonus Program for awarding bonuses to certain officers, which includes Douglas D. Shuma, Scott H. Williamson and David A. Wittwer.  This bonus program does not cover LeRoy T. Carlson, Jr. or Kenneth R. Meyers.  This program was filed with the SEC as Exhibit 10.1 to TDS’ Form 8-K dated June 21, 2016.  With respect to Mr. Shuma and Mr. Williamson, the bonus payments reflect TDS’ company performance in 2016 of 114.8%, and individual performance and other factors, as set forth in this program.

As to Mr. Wittwer, the program provided that the TDS Telecom President and CEO would have the same company and individual performance weightings as the other TDS executive officers, provided that in such case the company performance was to be based on TDS Telecom’s performance rather than TDS’ consolidated performance.  TDS Telecom’s overall company performance for 2016 was 117.1%.  However, the amount of the bonus payable to the TDS Telecom President and CEO was not formulaic and was based on TDS Telecom’s overall company performance and the TDS President and CEO and TDS Compensation Committee’s subjective judgment of the TDS Telecom team performance and Mr. Wittwer’s personal achievements and performance in 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TELEPHONE AND DATA SYSTEMS, INC.
(Registrant)

Date:	March 14, 2017	By:	/s/ Douglas D. Shuma
Douglas D. Shuma
Senior Vice President - Finance and Chief Accounting Officer
(principal financial officer and principal accounting officer)